UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2025 Hamilton Avenue
San Jose, CA 95125
(Address of principal executive offices)

(408) 376-7400
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the 2017 Annual Meeting of Stockholders of eBay Inc. (the “Company”) held on May 18, 2017, the Company’s stockholders voted on the following five proposals:

1.
The election of 12 director nominees to serve as members of the Board of Directors until the Company's 2018 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified (Proposal 1);

2.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 2);

3.	The approval, on an advisory basis, of the frequency with which the advisory vote to approve the compensation of the Company's named executive officers should be held (Proposal 3);

4.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the Company's fiscal year ending December 31, 2017 (Proposal 4); and

5.	A stockholder proposal regarding action by written consent (Proposal 5).
The following is a summary of the matters voted on at the meeting.

1.
Proposal 1 – Election of Directors. Each of the 12 director nominees proposed by the Company was elected to serve until the Company's 2018 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Against	Abstensions	Broker Non-Votes
Fred D. Anderson	886,219,480	10,684,106	348,345	58,082,193
Edward W. Barnholt	888,131,624	8,755,629	364,678	58,082,193
Anthony J. Bates	892,584,436	4,307,095	360,400	58,082,193
Logan D. Green	895,384,317	1,508,841	358,773	58,082,193
Bonnie S. Hammer	892,769,457	4,156,589	325,885	58,082,193
Kathleen C. Mitic	891,921,182	5,005,743	325,006	58,082,193
Pierre M. Omidyar	884,413,849	7,519,878	5,318,204	58,082,193
Paul S. Pressler	893,261,890	3,642,561	347,480	58,082,193
Robert H. Swan	891,276,987	5,623,165	351,779	58,082,193
Thomas J. Tierney	888,140,160	8,768,100	343,671	58,082,193
Perry M. Traquina	895,354,052	1,549,407	348,472	58,082,193
Devin N. Wenig	892,181,444	4,726,811	343,676	58,082,193

2.
Proposal 2 – Advisory Vote on Named Executive Officer Compensation. The Company's stockholders approved, on an advisory basis, the compensation of the Company's named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstensions	Broker Non-Votes
831,612,625	64,734,563	904,743	58,082,193

3.
Proposal 3 – Advisory Vote on the Frequency with which the Advisory Vote on Named Executive Officer Compensation Should Be Held. The Company's stockholders approved, on an advisory basis, "Every Year" as the frequency with which the advisory vote to approve the compensation of the Company's named executive officers should be held. The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstensions	Broker Non-Votes
832,034,044	569,054	62,593,691	2,055,142	58,082,193

4.
Proposal 4 – Ratification of Independent Auditors. The Company's stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the Company's fiscal year ending December 31, 2017. The voting results were as follows:

Votes For	Votes Against	Abstensions	Broker Non-Votes
939,442,748	15,377,308	514,068	n/a

5.
Proposal 5 – Stockholder Proposal Regarding Action by Written Consent. The Company's stockholders did not approve the stockholder proposal regarding action by written consent. The voting results were as follows:

Votes For	Votes Against	Abstensions	Broker Non-Votes
427,232,365	467,267,203	2,752,363	58,082,193

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

eBay Inc.
(Registrant)

Date: May 22, 2017	/s/ Kathryn W. Hall
Name: Kathryn W. Hall
Title: Vice President, Legal, Deputy General Counsel and Assistant Secretary